                                                                    EXHIBIT 10.2


                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED STOCKHOLDER OPTION
                              AND VOTING AGREEMENT

                     BETWEEN CARRIE B. DEWITT, STOCKHOLDER
                         AND PENSKE ACQUISITION, INC.,
                    AND PENSKE MOTORSPORTS, INC., PURCHASER



This First Amendment ("First Amendment") to Amended and Restated Stockholder Option and Voting Agreement (the "Agreement"), dated as of April 1, 1997, by and among CARRIE B. DEWITT (the "Stockholder") and PENSKE ACQUISITION, INC., ("PA"), a North Carolina Corporation, and PENSKE MOTORSPORTS, INC., ("PMI"), a Delaware Corporation (sometimes together referred to as the "Purchaser").

                                    RECITALS


A.       On April 1, 1997, the parties hereto entered into the Agreement;
B. The parties desire to make certain changes to the Agreement, all on the terms and conditions contained herein.

THEREFORE, for $1.00 and other good and valuable consideration, the parties hereto agree as follows:

1. On Page 2 of the Agreement, the reference in Section 1(a)(ii) to "LESS $1,400,000" is hereby replaced with the phrase, "LESS ANY AMOUNTS DISBURSED TO STOCKHOLDER BY THE ESCROW AGENT PURSUANT TO THE ESCROW AGREEMENT ATTACHED HERETO AS EXHIBIT A."

2. On Page 3, in the preamble to Section 1(b) of the Agreement the phrase "SET FORTH IN CLAUSES (II) AND (III) BELOW" is hereby amended to read "SET FORTH IN CLAUSE (IV) BELOW."

3. On Page 3 of the Agreement, the first portion of clause 1(b)(iii) is hereby amended by replacing the portion of clause 1(b)(iii) on Page 3 of the Agreement, with the following:

       "(III) PSH CORP., A DELAWARE CORPORATION ("PSH"), HEREBY UNDERTAKES AND AGREES THAT IN THE EVENT STOCKHOLDER ACQUIRES DEWITT
                PMI SHARES PURSUANT TO THE MERGER, AFTER STOCKHOLDER'S DEATH IF
                (I) HER ESTATE REQUESTS AT ANY TIME WITHIN SEVEN (7) MONTHS FOLLOWING THE LATER TO OCCUR OF (A) THE DATE OF THE STOCKHOLDER'S DEATH AND (B) THE DATE OF THE MERGER, THAT PMI AT PMI'S SOLE COST AND EXPENSE WILL ARRANGE FOR A SECONDARY PUBLIC OFFERING OF PART OR ALL OF THE DEWITT PMI SHARES (THE "REQUEST"), THE NET PROCEEDS OF WHICH SHALL NOT BE LESS THAN
                THE MINIMUM VALUE (AS DEFINED BELOW) MULTIPLIED BY THE NUMBER
                OF

                DEWITT PMI SHARES BEING SOLD (WHICH AMOUNT SHALL BE
                PAID TO STOCKHOLDER'S ESTATE NOT LATER THAN SIXTY (60) DAYS AFTER THE REQUEST) AND (II) SUCH SECONDARY OFFERING CANNOT BE ACCOMPLISHED AND THE PROCEEDS PAID TO THE STOCKHOLDER'S ESTATE WITHIN SIXTY (60) DAYS AFTER THE REQUEST ON THE TERMS SET FORTH HEREIN (UNLESS DUE TO THE FAULT OF STOCKHOLDER'S ESTATE), THEN THE STOCKHOLDER'S ESTATE CAN REQUIRE PSH TO PURCHASE, BY THE EARLIER OF (X) THE DATE EIGHT AND ONE-HALF (8.5) MONTHS FOLLOWING THE LATER TO OCCUR OF (I) THE DATE OF STOCKHOLDER'S DEATH AND (II) THE DATE OF THE MERGER AND (Y) THE DATE WHICH IS THIRTY (30) DAYS AFTER THE DATE WHEN PSH NOTIFIES THE ESTATE..."

4. On Page 5 of the Agreement, the first portion of clause 1(b)(iv) is hereby amended by replacing the first paragraph of clause 1(b)(iv) on page 5 of the Agreement with the following:

       "(IV) PSH ALSO HEREBY UNDERTAKES AND AGREES THAT IN THE EVENT THE PURCHASE OPTION IS EXERCISED, AND THE PURCHASER
                PURCHASES THE SHARES OF STOCKHOLDER PURSUANT TO THE PURCHASE OPTION, THEN UPON THE EARLIER OF THE STOCKHOLDER'S DEATH, OR AFTER THE EXPIRATION OF ONE YEAR FROM THE DATE OF SUCH PURCHASE, IF (I) THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE HAS REQUESTED AT ANY TIME BEFORE THE DATE SEVEN (7) MONTHS FOLLOWING THE LATER TO OCCUR OF (A) THE DATE OF STOCKHOLDER'S DEATH AND (B) THE DATE STOCKHOLDER OR STOCKHOLDER'S ESTATE ACQUIRES THE DEWITT PMI SHARES PURSUANT TO AN EXERCISE OF THE PURCHASE OPTION, PMI AT PMI'S SOLE COST AND EXPENSE WILL ARRANGE FOR A SECONDARY PUBLIC OFFERING OF PART OR ALL OF THE DEWITT PMI SHARES (THE "ALTERNATIVE REQUEST"), THE NET PROCEEDS OF WHICH SHALL NOT BE LESS THAN THE MINIMUM VALUE MULTIPLIED BY THE NUMBER OF DEWITT PMI SHARES BEING SOLD (WHICH AMOUNT SHALL BE PAID TO STOCKHOLDER OR STOCKHOLDER'S ESTATE NOT LATER THAN SIXTY (60) DAYS AFTER THE ALTERNATIVE REQUEST) AND (II) SUCH SECONDARY OFFERING CANNOT BE ACCOMPLISHED AND THE PROCEEDS PAID TO THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE WITHIN SIXTY
                (60) DAYS AFTER THE ALTERNATIVE REQUEST ON THE TERMS SET FORTH HEREIN (UNLESS DUE TO THE FAULT OF STOCKHOLDER), THEN THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE CAN REQUIRE PSH TO PURCHASE, BY THE DATE WHICH IS THIRTY (30) DAYS AFTER THE DATE WHEN PSH NOTIFIES THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE (OR IT OTHERWISE BECOMES APPARENT) THAT PSH CANNOT ACCOMPLISH SUCH SECONDARY OFFERING, UP TO $27,000,000 IN VALUE OF THE DEWITT PMI SHARES AT A PURCHASE PRICE EQUAL TO THE GREATEST OF:
                (A) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE; OR (B) THE MINIMUM VALUE PER DEWITT PMI SHARE (SUBJECT TO ADJUSTMENT FOR ANY INCREASE OR DECREASE OR OTHER ADJUSTMENT IN THE PMI COMMON STOCK BY REASON OF STOCK DIVIDENDS, SPLIT-UP, RECAPITALIZATIONS, COMBINATIONS, EXCHANGES OF SHARES OR THE
                LIKE) MULTIPLIED BY THE NUMBER OF SHARES BEING TENDERED; OR (C)

                $27,000,000, LESS THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE FOR SHARES PREVIOUSLY SOLD, FOR ALL REMAINING DEWITT PMI SHARES; OR (D) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED PLUS THE EXCESS OF $30.00 PER SHARE TIMES THE NUMBER OF SHARES PREVIOUSLY SOLD OVER THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE UPON SUCH SALE; PROVIDED, HOWEVER, THAT THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE PROVIDES TO PSH REASONABLE DOCUMENTATION ESTABLISHING THE GROSS SALE PRICE OF DEWITT PMI SHARES SOLD. THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE AT THE REQUEST OF PSH MAY (BUT SHALL NOT BE REQUIRED TO) EXTEND ANY TIME PERIODS PROVIDED HEREIN UPON ARRANGEMENTS SATISFACTORY TO THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE THAT PROVIDE FOR ANY NECESSARY INTERIM FINANCING, INCLUDING, WITHOUT LIMITATION, REQUIRING THAT PSH PAY INTEREST THEREON, OF ESTATE TAXES AND A SATISFACTORY EXTENSION OF THE LETTER OF CREDIT (AS HEREINAFTER DEFINED)."

5. On Page 6 of the Agreement, the first paragraph on such page is hereby replaced with the following:

         "IN THE EVENT STOCKHOLDER OR STOCKHOLDER'S ESTATE DESIRES TO TRANSFER THE DEWITT PMI SHARES, OR UPON THE ALTERNATE REQUEST BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE FOR A SECONDARY PUBLIC OFFERING OF THE DEWITT PMI SHARES AS PROVIDED ABOVE, PSH WILL HAVE THE RIGHT FOR 60 DAYS AFTER THE DATE OF THE ALTERNATE REQUEST, AND PRIOR TO THE COMMENCEMENT OF A SECONDARY PUBLIC OFFERING, TO PURCHASE THE DEWITT PMI SHARES PROPOSED TO BE TRANSFERRED BY STOCKHOLDER OR TENDERED BY STOCKHOLDER'S ESTATE AT A PURCHASE PRICE EQUAL TO THE GREATEST OF (I) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED BY STOCKHOLDER OR STOCKHOLDER'S ESTATE, OR (II) THE MINIMUM VALUE PER DEWITT PMI SHARE (SUBJECT TO ADJUSTMENT FOR ANY INCREASE OR DECREASE OR OTHER ADJUSTMENT IN THE PMI COMMON STOCK BY REASON OF STOCK DIVIDENDS, SPLIT-UP, RECAPITALIZATIONS, COMBINATIONS, EXCHANGE OF SHARES OR THE LIKE) MULTIPLIED BY THE NUMBER OF SHARES BEING TENDERED, OR (III) $27,000,000 LESS THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE FOR SHARES PREVIOUSLY SOLD, FOR ALL REMAINING DEWITT PMI SHARES, OR (IV) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED PLUS THE EXCESS OF $30.00 PER SHARE TIMES THE NUMBER OF SHARES PREVIOUSLY SOLD OVER THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR HER ESTATE UPON SUCH SALE.
         THE UNDERTAKING OF PSH UNDER THIS PARAGRAPH 1(B)(IV) SHALL BE SECURED BY THE LETTER OF CREDIT, BUT WITHOUT THE REQUIREMENT FOR THE DELIVERY OF A DEATH CERTIFICATE OF STOCKHOLDER AS A CONDITION TO DRAW THEREUNDER. SUCH LETTER OF CREDIT SHALL BE MAINTAINED AT THE EXPENSE OF PSH FOR THE TERM OF PSH'S COMMITMENTS UNDER THIS PARAGRAPH 1(B)(IV)."

6. On Page 6 of the Agreement, the second paragraph on such page is hereby replaced with the following:

         "PROVIDED, THAT IN THE EVENT STOCKHOLDER OR STOCKHOLDER'S ESTATE SELLS OR TRANSFERS PART OR ALL OF THE DEWITT PMI SHARES PRIOR TO OR IN CONNECTION WITH THE EXERCISE OF RIGHTS UNDER THIS PARAGRAPH, THEN THE AMOUNT OF THE LETTER OF CREDIT SECURING SUCH OBLIGATION SHALL BE REDUCED BY THE AMOUNT EQUAL TO THE NUMBER OF DEWITT PMI SHARES SOLD OR TRANSFERRED MULTIPLIED BY $30.00 PER SHARE."

7. On Pages 6 and 7 of the Agreement, the first paragraph of clause 1(b)(v) of the Agreement is hereby replaced with the following:

         "PSH FURTHER UNDERTAKES AND AGREES THAT IN THE EVENT THAT STOCKHOLDER ACQUIRES SHARES OF PMI COMMON STOCK PURSUANT TO THE PUT OPTION (AS DEFINED BELOW), IF (I) STOCKHOLDER OR STOCKHOLDER'S ESTATE HAS REQUESTED AT ANY TIME WITHIN SEVEN (7) MONTHS FOLLOWING THE LATER TO OCCUR OF (A) THE DATE OF THE STOCKHOLDER'S DEATH AND (B) THE DATE OF STOCKHOLDER'S DELIVERY OF NOTICE OF EXERCISE OF THE PUT OPTION, THAT PMI AT PMI'S SOLE COST AND EXPENSE, ARRANGE FOR A SECONDARY PUBLIC OFFERING OF PART OR ALL OF THE DEWITT PMI SHARES THEN HELD BY THE STOCKHOLDER'S ESTATE (THE "PUT REQUEST"), THE NET PROCEEDS OF WHICH SHALL NOT BE LESS THAN THE MINIMUM VALUE MULTIPLIED BY THE NUMBER OF DEWITT PMI SHARES BEING SOLD (WHICH AMOUNT SHALL BE PAID TO STOCKHOLDER'S ESTATE NOT LATER THAN SIXTY (60) DAYS AFTER THE PUT REQUEST) AND (II) SUCH SECONDARY OFFERING CANNOT BE ACCOMPLISHED AND THE PROCEEDS PAID TO STOCKHOLDER'S ESTATE WITHIN SIXTY (60) DAYS AFTER THE PUT REQUEST ON THE TERMS SET FORTH HEREIN (UNLESS DUE TO THE FAULT OF STOCKHOLDER OR THE STOCKHOLDER'S ESTATE), THEN STOCKHOLDER'S ESTATE CAN REQUIRE PSH, BY THE EARLIER OF (X) THE DATE EIGHT AND ONE-HALF (8.5) MONTHS FOLLOWING THE LATER TO OCCUR OF (I) THE DATE OF STOCKHOLDER'S DEATH AND (II) THE DATE OF STOCKHOLDER'S DELIVERY OF NOTICE OF EXERCISE OF THE PUT OPTION, AND (Y) THE DATE WHICH IS THIRTY
         (30) DAYS AFTER THE DATE WHEN PSH NOTIFIES THE ESTATE (OR IT OTHERWISE BECOMES APPARENT) THAT PSH CANNOT ACCOMPLISH SUCH SECONDARY OFFERING, TO PURCHASE UP TO $27,000,000 IN VALUE OF THE DEWITT PMI SHARES AT A PURCHASE PRICE EQUAL TO THE GREATER OF (I) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED BY STOCKHOLDER'S ESTATE, OR (II) THE MINIMUM VALUE PER DEWITT PMI SHARE (SUBJECT TO ADJUSTMENT FOR ANY INCREASE OR DECREASE OR OTHER ADJUSTMENT IN THE PMI COMMON STOCK BY REASON OF STOCK DIVIDENDS, SPLIT-UP, RECAPITALIZATIONS, COMBINATIONS, EXCHANGES OF SHARES OR THE LIKE) BEING TENDERED, OR (III) $27,000,000 LESS THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE FOR SHARES PREVIOUSLY SOLD; OR (IV) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED PLUS THE EXCESS OF $30.00 PER SHARE TIMES THE NUMBER OF SHARES PREVIOUSLY SOLD OVER THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR HER ESTATE UPON SUCH SALE. IN THE WRITTEN UNDERTAKING, PSH SHALL ALSO AGREE TO PAY TO STOCKHOLDER'S ESTATE, BY THE DATE NINE (9) MONTHS AFTER THE DATE OF STOCKHOLDER'S DEATH, AN AMOUNT EQUAL TO THE AGGREGATE OF THE DIFFERENCE BETWEEN THE MINIMUM VALUE AND THE GROSS SALE PRICE PER SHARE OF DEWITT PMI SHARES SOLD BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE PRIOR TO SUCH DATE; PROVIDED THAT THE STOCKHOLDER'S

         ESTATE PROVIDES TO PSH REASONABLE DOCUMENTATION ESTABLISHING THE GROSS SALE PRICE OF DEWITT PMI SHARES SOLD. THE STOCKHOLDER'S ESTATE AT THE REQUEST OF PSH MAY (BUT SHALL NOT BE REQUIRED TO) EXTEND ANY TIME PERIODS PROVIDED HEREIN UPON ARRANGEMENTS SATISFACTORY TO THE STOCKHOLDER'S ESTATE THAT PROVIDE FOR ANY NECESSARY INTERIM
         FINANCING, INCLUDING, WITHOUT LIMITATION, REQUIRING THAT PSH PAY INTEREST THEREON, OF ESTATE TAXES AND A SATISFACTORY EXTENSION OF THE LETTER OF CREDIT."

8. On Page 7 the following is hereby inserted at the end of the second line from the bottom of Page 7 following the phrase "or (ii) Minimum Value":

         "...PER DEWITT PMI SHARE (SUBJECT TO ADJUSTMENT FOR ANY INCREASE OR DECREASE OR OTHER ADJUSTMENT IN THE PMI COMMON STOCK BY REASON OF STOCK DIVIDENDS, SPLIT-UP, RECAPITALIZATIONS, COMBINATIONS, EXCHANGES OF SHARES OR THE LIKE) BEING TENDERED; OR (III) $27,000,000 LESS THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR THE STOCKHOLDER'S ESTATE FOR SHARES PREVIOUSLY SOLD, FOR ALL REMAINING DEWITT PMI SHARES; OR
         (IV) THE THEN FAIR MARKET VALUE OF THE DEWITT PMI SHARES TENDERED PLUS THE EXCESS OF $30.00 PER SHARE TIMES THE NUMBER OF SHARES PREVIOUSLY SOLD OVER THE GROSS PROCEEDS RECEIVED BY THE STOCKHOLDER OR HER ESTATE UPON SUCH SALE."

9. On Page 8 the first full paragraph on such page is hereby replaced with the following:

         "PROVIDED THAT IN THE EVENT STOCKHOLDER OR STOCKHOLDER'S ESTATE SELLS OR TRANSFERS PART OR ALL OF THE DEWITT PMI SHARES PRIOR TO OR IN CONNECTION WITH THE EXERCISE OF RIGHTS UNDER THIS PARAGRAPH, THE AMOUNT OF THE LETTER OF CREDIT SECURING SUCH OBLIGATION SHALL BE REDUCED BY THE AMOUNT EQUAL TO THE NUMBER OF DEWITT PMI SHARES SOLD OR TRANSFERRED MULTIPLIED BY $30.00 PER SHARE."

10. The following representations and warranties are inserted at the end of section 4 of the Agreement on Page 11 of the Agreement.

         "(I) STOCKHOLDER HEREBY CONFIRMS THAT THE DEWITT PMI SHARES TO BE RECEIVED BY STOCKHOLDER UPON EXERCISE OF THE PURCHASE OPTION WILL BE ACQUIRED FOR INVESTMENT FOR HER OWN ACCOUNT, NOT AS A NOMINEE OR AGENT, AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION OF ANY PART THEREOF, AND THAT SHE HAS, EXCEPT AS SET FORTH, OR OTHERWISE CONTEMPLATED, IN THIS AGREEMENT, NO PRESENT INTENTION OF SELLING, GRANTING PARTICIPATION IN, OR OTHERWISE DISTRIBUTING THE SAME, BUT SUBJECT, NEVERTHELESS, TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF HER PROPERTY SHALL AT ALL TIMES BE WITHIN HER CONTROL. STOCKHOLDER DOES NOT HAVE ANY CONTRACT, UNDERTAKING, AGREEMENT, OR ARRANGEMENT WITH ANY PERSON TO SELL, TRANSFER, OR GRANT PARTICIPATIONS IN SUCH PERSON, OR

                 TO ANY THIRD PERSON, WITH RESPECT TO THE DEWITT PMI
                 SHARES RECEIVED BY HER UPON PMI'S EXERCISE OF THE PURCHASE OPTION.

         (J) STOCKHOLDER UNDERSTANDS THAT THE DEWITT PMI SHARES ISSUED TO STOCKHOLDER UPON EXERCISE OF THE PURCHASER OPTION ARE
                 NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") BECAUSE SUCH ISSUANCE IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND THAT THE COMPANY'S RELIANCE ON SUCH EXEMPTION IS, AMONG OTHER THINGS, PREDICATED ON STOCKHOLDER'S REPRESENTATIONS AS SET FORTH HEREIN.

         (K) STOCKHOLDER REPRESENTS AND WARRANTS THAT SHE IS AN "ACCREDITED" INVESTOR AS THAT TERM IS DEFINED IN REGULATION D PROMULGATED PURSUANT TO THE 1933 ACT.

         (L) STOCKHOLDER UNDERSTANDS THAT THE DEWITT PMI SHARES ISSUED TO STOCKHOLDER UPON EXERCISE OF THE PURCHASE OPTION MAY
                 NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION THEREFROM.

         (M) STOCKHOLDER UNDERSTANDS THAT ALL CERTIFICATES FOR DEWITT PMI SHARES ISSUED TO STOCKHOLDER UPON EXERCISE OF THE PURCHASE OPTION SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         (N) IN ADDITION TO THE LEGEND REQUIREMENT TO BE PLACED ON THE STOCK CERTIFICATES, STOCKHOLDER UNDERSTANDS THAT PMI WILL
                 MAKE A NOTATION REGARDING THE RESTRICTIONS ON TRANSFER OF THE DEWITT PMI SHARES ISSUED UPON EXERCISE OF THE PURCHASE OPTION IN ITS BOOKS, AND SUCH SHARES OF COMMON STOCK SHALL BE TRANSFERRED ON THE BOOKS OF PMI ONLY IF TRANSFERRED OR SOLD PURSUANT TO AND IN COMPLIANCE WITH THE PROVISIONS OF THIS AGREEMENT."

11. SECTION 18 of the Agreement is hereby amended by adding the following as PARAGRAPH (B) OF SECTION 18 and the existing PARAGRAPHS 18(B), (C), AND (D) shall be re-lettered as PARAGRAPH 18(C), (D), AND (E), respectively. In addition, the reference to "SUBSECTION 18(A)" in the third line of the existing SECTION 18(B) shall hereby be amended to read as "SUBSECTIONS 18(A) AND (B)."

         "(B) IN THE EVENT THAT STOCKHOLDER ACQUIRES SHARES OF PMI COMMON STOCK PURSUANT TO THE EXERCISE BY PMI OF THE PURCHASE OPTION DURING 1997,

                 STOCKHOLDER AGREES TO REPORT, IN HER STATE AND FEDERAL
                 INCOME TAX RETURNS FOR THE YEAR ENDED DECEMBER 31, 1997, THE EXCHANGE OF SHARES IN SUCH TRANSACTION AS A TAX-FREE EXCHANGE IF (I) THE MERGER IS COMPLETED PRIOR TO JANUARY 1, 1998 OR
                 (II) PMI DELIVERS TO STOCKHOLDER WRITTEN NOTICE AS OF DECEMBER 31, 1997 CONFIRMING THAT PMI'S EXERCISE OF THE PURCHASE OPTION WAS PURSUANT TO A PLAN TO EFFECT AN ACQUISITION OF THE COMPANY IN A SERIES OF TRANSACTIONS CONSTITUTING A TAX-FREE EXCHANGE AND THAT THE ACQUISITION OF THE COMPANY IN THE MERGER IS THEN CONTEMPLATED TO BE COMPLETED AS SOON AS POSSIBLE. PMI AGREES TO INDEMNIFY AND HOLD STOCKHOLDER AND HER HEIRS, BENEFICIARIES, EXECUTORS, SUCCESSORS, AND ASSIGNS HARMLESS FROM ANY CLAIMS (INCLUDING ANY PENALTIES AND INTEREST) ARISING OUT OF OR RELATIVE TO ANY CLAIM, ACTION, SUIT, OR PROCEEDING (INCLUDING ANY INVESTIGATION OR AUDIT BY A GOVERNMENTAL AUTHORITY) WITH RESPECT TO SUCH TREATMENT BY STOCKHOLDER IN HER FEDERAL AND STATE INCOME TAX RETURNS OF HER EXCHANGE OF SHARES PURSUANT TO THE PURCHASE OPTION. THE LETTER OF CREDIT SHALL PERMIT STOCKHOLDER AND HER EXECUTORS AND SUCCESSORS AND ASSIGNS TO MAKE DRAWINGS UNDER THE LETTER OF CREDIT IN THE EVENT THAT PURCHASER FAILS TO INDEMNIFY STOCKHOLDER, HER HEIRS, BENEFICIARIES, SUCCESSORS AND ASSIGNS AS SET FORTH IN THE PRECEDING SENTENCE OR FAILS TO MAKE TAX PAYMENTS UNDER
                 SECTION 1(A)(II), DEMAND FOR THE PAYMENT OF WHICH MAY BE MADE NO EARLIER THAN 65 DAYS PRIOR TO THE FINAL DATE SUCH PAYMENTS MAY BE MADE WITHOUT PENALTY (UPON ANY SUCH DRAWING, PURCHASER SHALL CAUSE THE LETTER OF CREDIT TO BE REINSTATED AT AN AMOUNT EQUAL TO THE AMOUNT THEREOF PRIOR TO SUCH DRAWING, AND IF PURCHASER FAILS TO DO SO WITHIN FIVE (5) BUSINESS DAYS OF SUCH DRAWING, IT SHALL PAY LIQUIDATED DAMAGES OF $25,000 PER MONTH (PRO RATA FOR ANY PARTIAL MONTH) UNTIL THE LETTER OF CREDIT IS REINSTATED). SUCH OBLIGATION BY PMI SHALL IN NO WAY DIMINISH STOCKHOLDER'S RIGHTS TO RECEIVE PAYMENTS UNDER SECTION 1(A)(II) HEREOF WITH RESPECT TO INCOME TAX LIABILITIES, AND IN THE EVENT THAT SUCH PAYMENTS ARE MADE BY PMI TO STOCKHOLDER OR DRAWINGS ARE MADE UNDER THE LETTER OF CREDIT WITH RESPECT THERETO OR WITH RESPECT TO TAX INDEMNIFICATION OBLIGATIONS SET FORTH ABOVE AND STOCKHOLDER MAKES PAYMENTS TO APPROPRIATE TAXING AUTHORITIES, PMI SHALL BE SUBROGATED TO THE RIGHTS OF STOCKHOLDER WITH RESPECT TO SUCH TAX PAYMENTS."

12. On PAGE 16 of the Agreement, SECTION 21 is hereby added, which SECTION 21 shall read as follows:

         21. SALE OF SHARES: PURCHASER AGREES THAT IT, AND ITS AFFILIATES, SHALL NOT, AT ANY TIME PRIOR TO MAY 15, 2002, SELL, ASSIGN OR TRANSFER (INCLUDING BY MERGER) ANY OF THE SHARES, OR PERMIT THE COMPANY TO SELL ALL OR SUBSTANTIALLY ALL OF ITS ASSETS,
                 TO BRUTON SMITH, SPEEDWAY MOTORSPORTS, INC., OR ANY AFFILIATE THEREOF.

13. On PAGE 16 of the Agreement, SECTION 22 is hereby added, which SECTION 22 shall read as follows:

         TAX OPINION: IN THE EVENT THAT PURCHASER ACQUIRES THE SHARES PURSUANT TO THE PURCHASE OPTION, PURCHASER SHALL DELIVER TO THE STOCKHOLDER PROMPTLY FOLLOWING THE APPROVAL OF THE MERGER BY THE SHAREHOLDERS OF THE COMPANY THE FAVORABLE OPINION OF A LEGAL OR ACCOUNTING FIRM, IN FORM AND SUBSTANCE REASAONBLY ACCEPTABLE TO THE STOCKHOLDER, TO THE EFFECT THAT THE TRANSFER OF THE SHARES PURSUANT TO THE PURCHASE OPTION AND THE MERGER TAKEN TOGETHER CONSTITUTE A TAX-FREE REORGANIZATION PURSUANT TO THE PROVISIONS OF SECTION 368 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

14. Except as expressly amended hereby, the Agreement remains in full force and effect in accordance with its original terms.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                        PENSKE ACQUISITION, INC.


                                        BY: /s/ R.J. Peters
                                            --------------------------
                                                R.J. PETERS, PRESIDENT


                                        PENSKE MOTORSPORTS, INC.


                                        BY: /s/ R.J. Peters
                                            --------------------------
                                                R.J. PETERS, PRESIDENT


                                        STOCKHOLDER:


                                        /s/ Carrie B. DeWitt
                                        ------------------------------
                                        CARRIE B. DEWITT


SIGNATURES ON FOLLOWING PAGE

The undersigned is executing this Agreement only to represent its agreement to the undertaking of PSH Corp., set forth in this Amendment and the Agreement.


                                        PSH Corp.



                                        By: /s/ R. J. Peters
                                            --------------------------
                                                R.J. Peters, President




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